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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported)  January 4, 1995
                                                        ---------------

                            ALPHA INDUSTRIES, INC.
           -------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
               ------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


          1-5560                                     04-2302115
- -------------------------              --------------------------------------
(Commission File Number)                (I.R.S. Employee Identification No.)


              20 Sylvan Road, Woburn, Massachusetts       01801
         -----------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code  (617) 935-5150
                                                          --------------

                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.   Other Events
          ------------

     Effective January 4, 1995, Gerald T. Cameron, Sr. resigned from the Board of Directors of Alpha Industries, Inc. Mr. Cameron's letter of resignation indicated that he was resigning from the Board of Directors for reasons unrelated to his tenure as a Director of Alpha Industries, Inc.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     None.








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                                      SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                ALPHA INDUSTRIES, INC.
                                                ------------------------------

                                                By: /s/ John A. Hanna
Dated:  January 30, 1995                            --------------------------
                                                    John A. Hanna,
                                                    Treasurer





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